UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 US HWY 50, Suite 208 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, TortoiseEcofin Acquisition Corp. III (the “Company”) has postponed and provided a notice of its extraordinary general meeting in lieu of an annual general meeting (the “ Meeting”) to be held on October 19, 2023, at 3:30 p.m. Eastern time, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2023 (as may be amended, the “Proxy Statement”). At the Meeting, shareholders will be asked to vote on a proposal to approve an extension of the date by which the Company must consummate an initial business combination from October 22, 2023 on a monthly basis up to six times until April 22, 2024, or such earlier date as determined by the Company’s board of directors (the “Extension”), among other proposals. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Proxy Statement provides that the monthly loan amount that the Sponsor or its designees will contribute to the Trust Account in connection with the Extension will be equal to the lesser of (x) $200,000 or (y) $0.01 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on October 23, 2023 and on the 23rd day of each subsequent month) until April 22, 2024, or portion thereof, that is needed by the Company to complete a Business Combination.

The Sponsor has agreed to: (a) increase the Monthly Amount from $0.01 to $0.015 for each Public Share that is not redeemed and (b) eliminate the $200,000 maximum Monthly Amount cap. The aggregate amount per share that the Sponsor will contribute to the Trust Account will depend on the length of the Extension period that will be needed to complete the One Energy Business Combination. For example, if it takes until April 22, 2024 to complete the One Energy Business Combination, which would represent six calendar months, then the aggregate amount contributed per share will be $0.09 per share.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s ordinary shares as of the close of business on September 25, 2023, the record date for the Meeting, are entitled to vote at the Meeting.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the matters to be voted on at the Meeting. Information regarding the Company’s directors and executive officers is contained in the definitive proxy statement filed by the Company on September 28, 2023 (the “Proxy Statement”).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with the Meeting and, beginning on September 29, 2023, mailed the Proxy Statement and other relevant documents to its shareholders as of the September 25, 2023 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the matters to be voted on at the Meeting and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, Inc. at (877) 870-8565 or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Proxy Statement and in the Company’s other filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2023

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer